Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as an officer of Cubic Corporation hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.               The annual report of Cubic Corporation (the “Registrant”) on Form 10-K for the year ended September 30, 2007 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of  1934.

2.               The information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of such year and the results of operations of the Registrant for such year.

/s/ W. J. Zable	/s/ W.W. Boyle
W. J. Zable	W. W. Boyle
Chief Executive Officer	Chief Financial Officer

Date: December 4, 2007